UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




    Date of report (Date of earliest event reported):  February 22, 1999




                        LASALLE PARTNERS INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      Maryland                      1-13145                   36-4150422
------------------------      ------------------------       ---------------
(State or other juris-        (Commission File Number)       (IRS Employer
diction of incorporation                                     Identification
or organization)                                             No.)




     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                    ----------
    (Address of principal executive office)                  (Zip Code)




      Registrant's telephone number, including area code (312) 782-5800

                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

     On February 22, 1999, LaSalle Partners Incorporated ("LaSalle Partners") issued a press release containing 1998 financial information for LaSalle Partners and the Jones Lang Wootton Companies. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

     Certain statements in this filing and elsewhere (such as in reports, other filings with the Securities and Exchange Commission, press releases, presentations and communications by LaSalle Partners or its management and written and oral statements) may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, achievements, plans and objectives of LaSalle Partners to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Such factors are discussed in (i) LaSalle Partners' Registration Statement (No. 333-25741) under the caption "Risk Factors" and elsewhere, (ii) LaSalle Partners' Annual Report on Form 10-K, for the year ended December 31, 1997 in Item 1. "Business," Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere, (iii) LaSalle Partners' Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere, (iv) LaSalle Partners' Quarterly Report on form 10-Q for the quarter ended June 30, 1998 under the caption "Management's Discussions and Analysis of Financial Condition and Results of Operations" and elsewhere,
(v) LaSalle Partners' Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, (vi) LaSalle Partners' Current Report on Form 8-K, dated August 31, 1998, (vii) LaSalle Partners' Current Report on Form 8-K, dated October 1, 1998, (viii) LaSalle Partners' Current Report on Form 8-K, dated October 22, 1998 (filed October 22, 1998), (ix) LaSalle Partners' Current Report on Form 8-K, dated October 22, 1998 (filed December 9,
1998), under the captions "The Transactions," "The Purchase Agreements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and elsewhere, (x) LaSalle Partners' Proxy Statement dated February 4, 1999 under the captions "Risk Factors," "The Transactions," "The Purchase Agreements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and elsewhere and (xi) other reports filed by LaSalle Partners with the United States Securities and Exchange Commission.
LaSalle Partners expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any changes in events or circumstances or in LaSalle Partners' expectations or results. Statements regarding parties other than LaSalle Partners are based upon representations of such other parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           A list of exhibits is set forth in the Exhibit Index immediately preceding the exhibits and is incorporated by reference herein.






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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LASALLE PARTNERS INCORPORATED


Date:  February 24, 1999      By:   /s/ WILLIAM E. SULLIVAN
                                    ------------------------------
                                    William E. Sullivan
                                    Executive Vice President and
                                    Chief Financial Officer





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                                EXHIBIT INDEX
                                -------------


Exhibit
Number                  Description
-------                 -----------

99                Press release dated February 22, 1999 issued by LaSalle
                  Partners Incorporated